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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 12, 2006

                Date of report (Date of earliest event reported)


                           SABRE HOLDINGS CORPORATION

               (Exact Name of Registrant as Specified in Charter)



        Delaware                     1-12175                  75-2662240

     (State or Other               (Commission               (IRS Employer
      Jurisdiction                 File Number)            Identification No.)
    of Incorporation)

                                3150 Sabre Drive
                             Southlake, Texas 76092
               (Address of Principal Executive Offices) (Zip Code)

                                 (682) 605-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS


Item 1.01      Entry into a Material Definitive Agreement......................1


Item 9.01      Financial Statements And Exhibits...............................2


SIGNATURE......................................................................4


INDEX TO EXHIBITS..............................................................5

2.1    Agreement and Plan of Merger





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                    INFORMATION TO BE INCLUDED IN THIS REPORT

Item 1.01    Entry into a Material Definitive Agreement.

     On December 12, 2006, Sabre Holdings Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Sovereign Holdings, Inc., a Delaware corporation ("Parent"), Sovereign Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"). Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into the Company, and as a result the Company will continue as the surviving corporation and a wholly owned subsidiary of Parent (the "Merger"). Parent is owned by a consortium of private equity funds affiliated with TPG Partners V, L.P. and Silver Lake Partners II, L.P. (collectively, the "Funds").

     At the effective time of the Merger, each outstanding share of common stock of the Company (the "Common Stock"), other than shares owned by the Company, Parent and Merger Sub and by any shareholders who properly exercise appraisal rights under Delaware law, will be cancelled and converted into the right to receive $32.75 in cash, without interest.

     The Merger Agreement provides that, upon termination under specified circumstances, the Company would be required to pay a termination fee of $135 million to Parent. The Merger Agreement also provides that, upon termination under specified circumstances, including termination resulting from Parent's failure to receive adequate proceeds from one or more financings, Parent would be required to pay a business interruption fee to the Company of $175 million. The Funds have severally agreed to guarantee their proportionate liability of the business interruption fee payable by Parent to the Company.

     Parent has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, the proceeds of which will be used by Parent to pay the aggregate merger consideration and related fees and expenses of the transactions contemplated by the Merger Agreement. Consummation of the Merger is not subject to a financing condition, but is subject to customary conditions to closing, including the approval of the Company's shareholders and foreign and domestic regulatory clearances.

     The foregoing summary of the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference.

     The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of the specific dates set forth therein, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.


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Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

Important Additional Information Regarding the Merger will be filed with the
SEC:

     In connection with the proposed Merger, the Company will file a proxy statement and other documents with the Securities and Exchange Commission (the "SEC"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. A definitive proxy statement will be sent to security holders of the Company seeking their approval of the transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC's website at http://www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained free of charge on the Company's website at www.sabre-holdings.com or by directing a request to Sabre Holdings Corporation, 3150 Sabre Drive, Southlake, Texas 76092 Attention: Investor Relations.

     The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed Merger. Information about the Company and its directors and executive officers and their ownership of the Company's common stock is set forth in the proxy statement for the Company's 2006 Annual Meeting of Shareholders, which was filed with the SEC on April 4, 2006. Shareholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company's shareholders generally, by reading the proxy statement and other relevant documents regarding the Merger, which will be filed with the SEC.


Item 9.01    Financial Statements And Exhibits.

   (d) Exhibits:

Exhibit No.                                Description
-------------- -----------------------------------------------------------------

2.1 Agreement and Plan of Merger by and among Sovereign Holdings, Inc., Sovereign Merger Sub, Inc., and Sabre Holdings Corporation, dated as of December 12, 2006


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Sabre Holdings Corporation

Date: December 18, 2006                    By:   /s/ J. F. Brashear
                                                 -------------------------------
                                                 Name:   James F. Brashear
                                                 Title:  Corporate Secretary


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                                INDEX TO EXHIBITS

Exhibit No.                                Description
-------------- -----------------------------------------------------------------

2.1 Agreement and Plan of Merger by and among Sovereign Holdings, Inc., Sovereign Merger Sub, Inc., and Sabre Holdings Corporation, dated as of December 12, 2006


                                       4